UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 16, 2021

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Easton Oval	Suite 500	Columbus	Ohio	43219
(Address of principal executive office)				(Zip code)
 Registrant’s telephone number, including area code:        (814) 726-2140

100 Liberty Street, Warren, Pennsylvania 16365
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 16, 2021, Northwest Bancshares, Inc. (the “Company”) and its wholly-owned subsidiary, Northwest Bank (the “Bank”), entered into an amendment to the employment agreements (together, the “Amendments”) with each of Ronald J. Seiffert, Chief Executive Officer and President of the Company and the Bank, William W. Harvey, Jr., Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, John J. Golding, Senior Executive Vice President, Consumer and Business Banking of the Company and the Bank, Mark T. Reitzes, Senior Executive Vice President, Commercial Banking of the Company and the Bank, and Louis J. Torchio, Senior Executive Vice President, Retail Lending of the Company and the Bank (each, an “Executive”). The Amendment deletes a provision in each Executive’s employment agreement that would reduce payments to the Executive under certain circumstances in the event of a change in control of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the form of Amendment which is attached hereto as Exhibit 10.1 of this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Form of Amendment to Employment Agreement entered into with Ronald J. Seiffert, William W. Harvey, Jr., John J. Golding, Mark T. Reitzes and Louis J. Torchio
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	November 19, 2021	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer